PSC INC.
                               PSC SCANNING, INC.
                                 675 Basket Road
                             Webster, New York 14580

                                                               December 20, 1999


JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
200 Clarendon Street
Boston, Massachusetts  02117

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
LINCOLN NATIONAL INCOME FUND, INC.
c/o Lincoln Investment Management, Inc.
200 East Berry Street
Renaissance Square
Ft. Wayne, Indiana  46802

SECURITY-CONNECTICUT LIFE INSURANCE COMPANY
c/o ReliaStar Investment Research, Inc.
100 Washington Avenue South
Suite 800
Minneapolis, Minnesota  55401

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
c/o Alliance Capital Management L.P.
1345 Avenue of the Americas, 37th Floor
New York, New York  10105

Re: Amendment No. 5 and Consent Under Securities Purchase Agreements

Ladies and Gentlemen:

         PSC INC., a New York corporation (the "Holding Company"), and PSC SCANNING, INC., a Delaware corporation (formerly named SpectraScan, Inc.) and a Wholly-Owned Subsidiary of the Holding Company (the "Operating Company") (the Holding Company and the Operating Company are sometimes collectively referred to herein as the "Companies" and each as a "Company"), jointly and severally agree with you as follows:

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1.       Definitions; Background.

     (a) Reference is hereby made to those certain Securities Purchase Agreements dated July 12, 1996, as amended, modified and supplemented by (i) Amendment No. 1 to Securities Purchase Agreements dated October 10, 1996, (ii) Amendment No. 2 and Waivers Under Securities Purchase Agreements dated as of July 4, 1997, (iii) Amendment No. 3 to Securities Purchase Agreements and Warrants dated August 18, 1997, (iv) Consent and Waiver Under Securities Purchase Agreements and Warrants dated December 29, 1997 and (v) Amendment No. 4, Consent and Waiver Under Securities Purchase Agreements dated March 1, 1999 (as the same may be amended, modified or supplemented from time to time, the "Securities Purchase Agreements"), among the Holding Company, the Operating Company and each of you. Capitalized terms used herein without definition have the meanings ascribed to them in the Securities Purchase Agreements.

     (b) The Companies have requested that the holders of the Securities issued pursuant to the Securities Purchase Agreements (i) consent to the acquisition of the assets of GEO Labs, Inc. and GAP Technologies, Inc. (the "GEO/GAP Acquisition") on the terms set forth in the term sheet for the GEO/GAP Acquisition attached as Exhibit 1 hereto (the "GEO/GAP Term Sheet") and (ii) amend certain provisions of the Securities Purchase Agreements as applied to the GEO/GAP Acquisition upon the terms and provisions set forth herein.

2. Amendment to the Securities Purchase Agreements. Section 15.1 of the Securities Purchase Agreements is hereby amended:

     (a) to insert the following definitions in appropriate alphabetical order:

     ""GEO/GAP Acquisition" and "GEO/GAP Term Sheet" shall have the respective meanings specified in that certain Amendment No. 5, Consent and Waiver Under Securities Purchase Agreements dated December 20, 1999."

     (b) to amend the definition of "Capital Expenditures" to insert the following immediately before the "." at the end of such definition:

     "; provided that for purposes of section 14.7(a) of this Agreement, Capital Expenditures shall not include those expenditures which are funded by Current Debt and/or Funded Debt and which are made to accomplish the GEO/GAP Acquisition."

     (c) to amend the definition of "Current Debt" to insert the following immediately before the "." at the end of such definition:

     "; provided that for purposes of section 14.5 of this Agreement, Current Debt shall not include amounts payable to George A. Plesko pursuant to and in accordance with the GEO/GAP Term Sheet."

     (d) to amend the definition of "Funded Debt" to insert the following immediately before the "." at the end of such definition:

     "; provided that for purposes of section 14.5 of this Agreement, Funded Debt shall not include amounts payable to George A. Plesko pursuant to and in accordance with the GEO/GAP Term Sheet."

     3. Consent. Each of you hereby consents to the consummation of the GEO/GAP Acquisition upon the terms set forth in the GEO/GAP Term Sheet; provided that, after giving effect to the provisions of this Letter Agreement and to the GEO/GAP Acquisition, no Default or Event of Default shall exist and, immediately upon the consummation of the GEO/GAP Acquisition, the chief financial officer of the Companies shall deliver to each of you a certificate stating that the Companies have complied with and remain in compliance with the provisions hereof.

     4. No Default, Representations and Warranties, etc.

     (a) The Companies represent and warrant that, except as otherwise modified by (i) the documents referred to in section 5(a)(i) of Amendment No. 3 to Securities Purchase Agreements and Warrants dated August 18, 1997, (ii) the projections referred to on Exhibit B attached to Amendment No. 2 and Waivers under Securities Purchase Agreements dated as of July 4, 1997, (iii) the information delivered to the Purchasers on June 11, 1997, which is attached to Amendment No. 2 and Waivers Under Securities Purchase Agreements dated as of July 4, 1997 as Exhibit C, (iv) the documents referred to in Section 3(a)(iv) of Consent and Waiver Under Securities Purchase Agreements and Warrants dated December 29, 1997, (v) the documents referred to in section 4(a)(v) of Amendment No. 4, Consent and Waiver under Securities Purchase Agreements, and (vi) the following documents filed by the Holding Company with the Commission under the Exchange Act: (A) Form 10-K for the year ended December 31, 1998, (B) Form 10-Q for the quarters ended April 2, 1999, July 2, 1999 and October 1, 1999 and (C) Form 8-K filed on November 10, 1999 (true, correct and complete copies of all of which items have been furnished to you), the representations and warranties contained in the Securities Purchase Agreements and the other Operative Documents are in all material respects correct on and as of the date hereof as if made on such date (except to the extent affected by the consummation of transactions permitted by the Securities Purchase Agreements). The Companies further represent and warrant that, after giving effect to the provisions of this Letter Agreement, no Default or Event of Default exists.

     (b) The Companies each ratify and confirm the Securities Purchase Agreements and each of the other Operative Documents to which each is a party and agree that each such agreement, document and instrument is in full force and effect, that its obligations thereunder and under this Letter Agreement are its legal, valid and binding obligations enforceable against it in accordance with the terms thereof and hereof and that it has no defense, whether legal or equitable, setoff or counterclaim to the payment and performance of such obligations.

     (c) The Companies agree that (i) if any default shall be made in the performance or observance of any covenant, agreement or condition contained in this Letter Agreement or in any agreement, document or instrument executed in connection herewith or pursuant hereto or (ii) if any representation or warranty made by the Companies herein or therein shall prove to have been false or incorrect on the date as of which made, the same shall constitute an Event of Default under the Securities Purchase Agreements and the other Operative Documents and, in such event, you and each other holder of any of the Notes shall have all rights and remedies provided by law and/or provided or referred to in the Securities Purchase Agreements and the other Operative Documents. The Companies further agree that this Letter Agreement is an Operative Document and all references thereto in the Securities Purchase Agreements and in any other of the other Operative Documents shall include this Letter Agreement.

     (d) On December 31, 1997, each of Laserdata Holdings, Inc., PSC S.A., Inc. and PSC Scanning Systems, Inc. was merged into the Holding Company.

     5. Payment of Transaction Costs. The Companies shall pay all reasonable fees and disbursements incurred by you in connection herewith, including, without limitation, the reasonable fees, expenses and disbursements of your special counsel.

     6. Governing Law. This Letter Agreement, including the validity hereof and the rights and obligations of the parties hereunder, shall be construed in accordance with and governed by the domestic substantive laws of the State of New York without giving effect to any choice of law or conflicts of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

     7. Miscellaneous. The headings in this Letter Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Letter Agreement embodies the entire agreement and understanding among the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. In case any provision in this Letter Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Letter Agreement may be executed in any number of counterparts and by the parties hereto on separate counterparts but all such counterparts shall together constitute but one and the same instrument.

            [The remainder of this page is intentionally left blank.]

         If you are in  agreement  with the  foregoing,  please sign the form of agreement on the accompanying counterpart hereof, whereupon this Letter Agreement shall become a binding agreement under seal among the parties hereto. Please then return one of such counterparts to the Companies.

                             Very truly yours,

                             PSC INC.



                             By: _____________________________


                             PSC SCANNING, INC.



                             By: _____________________________
                                                       (Title)
     Each of the undersigned (a) acknowledges and assents to the terms and provisions of the foregoing Letter Agreement and (b) ratifies and confirms each of the Operative Documents to which it is a party and agrees that each such Operative Document is in full force and effect, that its obligations thereunder are its legal, valid and binding obligations enforceable against it in accordance with the terms thereof and that it has no defense, whether legal or equitable, setoff or counterclaim, to the payment and performance of such obligations.

                             INSTAREAD CORPORATION


                             By: _____________________________
                                                       (Title)


                             PSC AUTOMATION, INC.
                             (formerly named Laserdata Corporation)



                             By: _____________________________

The foregoing is hereby accepted and agreed to:

JOHN HANCOCK MUTUAL LIFE
   INSURANCE COMPANY


By:  _____________________________
                         (Title)


JOHN HANCOCK VARIABLE LIFE
   INSURANCE COMPANY


By:  _______________________________
                         (Title)

THE LINCOLN NATIONAL LIFE
   INSURANCE COMPANY

By:    Lincoln Investment Management, Inc.
       Its Attorney-in-Fact


       By:  ___________________________
                              (Title)


LINCOLN NATIONAL INCOME FUND, INC.


By:  _______________________________
                              (Title)

SECURITY-CONNECTICUT LIFE
   INSURANCE COMPANY


By:  _______________________________
                            (Title)


THE EQUITABLE LIFE ASSURANCE
   SOCIETY OF THE UNITED STATES


By:  _______________________________
                            (Title)

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                                                                     Exhibit 1



                               GEO/GAP Term Sheet


                                  See attached.